Exhibit 99.2
THIRD AMENDMENT TO EMPLOYMENT AGREEMENT
     This Third Amendment to Employment Agreement (this “Amendment”), dated as of the 18th day of November, 2008, is entered into by and among CPNO Services, L.P., a Texas limited partnership (“Employer”), R. Bruce Northcutt (“Employee”), and the entities set forth on Exhibit A hereto (the “Copano Controlling Entities”). Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Employment Agreement (as defined below).
     WHEREAS, Copano/Operations, Inc., a Texas corporation (“Copano Operations”), the Copano Controlling Entities (or their predecessors) and Employee have entered into an Employment Agreement dated April 9, 2003, as amended on July 30, 2004 and March 1, 2005, (the “Employment Agreement”);
     WHEREAS, Copano Operations assigned its rights and obligations under the Employment Agreement to Employer effective as of January 1, 2005;
     WHEREAS, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) has made it necessary to amend the Employment Agreement in certain respects and, in connection therewith, the parties desire to enter into this Amendment;
     NOW, THEREFORE, in consideration of the premises and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employer, Employee and the Copano Controlling Entities hereby agree as follows:
     1. The following provisions shall be added at the end of Section 4.2 of the Employment Agreement:
“Any bonus earned by Employee pursuant to this Section 4.2 will be paid no later than March 15th following the end of the calendar year to which it relates.”
     2. Section 5 of the Employment Agreement shall be deleted in its entirety and such Section number shall be reserved.
     3. The following phrase shall be added at the end of the last sentence of Section 6.1(b) of the Employment Agreement:
“, and any such payments shall be made in equal periodic amounts at the Employer’s regular payroll dates following Employee’s termination date.”
     4. The Employment Agreement shall be revised to add the following new Section 23:
     “23. Application of Section 409A of the Internal Revenue Code.
     (a) General. To the extent applicable, it is intended that this Agreement comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), so as to prevent inclusion in gross income of any amounts payable or benefits provided hereunder in a taxable year that is prior to the taxable year or years in which such amounts or benefits would otherwise actually be distributed, provided or otherwise made available to Employee. This

Agreement shall be construed, administered, and governed in a manner consistent with this intent and the following provisions of this Section 23 shall control over any contrary provisions of this Agreement.
     (b) Delayed Payment Restriction. Notwithstanding any provision in this Agreement to the contrary, if any payment or benefit provided for herein or pursuant to any other agreement or plan of Employer to which Employee is entitled to any payment or benefit would be subject to additional taxes and interest under Section 409A of the Code if Employee’s receipt of such payment or benefit is not delayed until the Section 409A Payment Date, then such payment or benefit shall not be provided to Employee (or Employee’s estate, if applicable) until the Section 409A Payment Date. For purposes of this Agreement, “Section 409A Payment Date” shall mean the earlier of (1) the date of Employee’s death or (2) the date which is six months after the date of termination of Employee’s employment with Employer. Employee hereby agrees to be bound by Employer’s determination of its “specified employees” (as such term is defined in Section 409A of the Code) in accordance with any of the methods permitted under the regulations issued under Section 409A of the Code.
     (c) Separation from Service. Amounts payable hereunder upon Employee’s termination or severance of employment with Employer that constitute deferred compensation under Section 409A of the Code shall not be paid prior to Employee’s “separation from service” within the meaning of Section 409A of the Code.
     (d) Installments. For purposes of Section 409A of the Code, any right to a series of installment payments under this Agreement shall be treated as a right to a series of separate payments so that each payment is designated as a separate payment for purposes of Section 409A of the Code.
     (e) Period of Payment. In the event that a payment under this Agreement is due within a period of time following a stated event, Employee shall not be permitted, directly or indirectly, to designate the taxable year of payment.
     (f) References to Section 409A. References in this Agreement to Section 409A of the Code include both that section of the Code itself and any regulations and authoritative guidance promulgated thereunder.
     (g) Acknowledgement. Employee acknowledges and agrees that, with respect to this Agreement and any amendment thereto, he is not relying upon any written or oral statement or representation of Employer, any Copano Controlling Entity, Copano Energy, L.L.C., any of their subsidiaries or affiliates, or any of their respective officers, directors, shareholders, agents, attorneys or successors (the “Copano Parties”), or any failure of such individual or entity to disclose information, or any written or oral statements or representations or failure to disclose information by any representative or agent of any such individual or entity. Employee acknowledges and agrees that, with respect to this Agreement and any amendments hereto, Employee is relying on his or her own judgment and the judgment of the professionals of Employee’s choice with whom Employee has consulted. The Copano Parties shall have no liability to Employee or any other

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person if any provisions of this Agreement are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the requirements of, such section.”
     5. This Amendment may be executed in two or more counterparts each of which shall be deemed an original but which taken together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the undersigned have executed this Third Amendment as of the date first written above.

/s/ R. Bruce Northcutt
R. BRUCE NORTHCUTT

CPNO SERVICES, L.P.,
By: CPNO Services GP, L.L.C., its General Partner

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO ENERGY SERVICES GP, L.L.C.

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO ENERGY SERVICES (TEXAS) GP, L.L.C.

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO FIELD SERVICES GP, L.L.C.

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO FIELD SERVICES/CENTRAL GULF COAST GP, L.L.C.

By:	/s/ John R. Eckel, Jr.

John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO NGL SERVICES GP, L.L.C.

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO PIPELINES GP, L.L.C.

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO PIPELINES (TEXAS) GP, L.L.C.

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO PROCESSING GP, L.L.C.

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

COPANO/WEBB-DUVAL PIPELINE GP, L.L.C.

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

ACCEPTED AND AGREED:
COPANO ENERGY, L.L.C.
(F/K/A COPANO ENERGY HOLDINGS, L.L.C.)

By:	/s/ John R. Eckel, Jr. John R. Eckel, Jr., Chairman and Chief Executive Officer

Exhibit A
Copano Controlling Entities:
Copano Energy Services GP, L.L.C.
Copano Energy Services (Texas) GP, L.L.C.
Copano Field Services GP, L.L.C.
Copano Field Services/Central Gulf Coast GP, L.L.C.
Copano NGL Services GP, L.L.C.
Copano Pipelines GP, L.L.C.
Copano Pipelines (Texas) GP, L.L.C.
Copano Processing GP, L.L.C.
Copano/Webb-Duval Pipeline GP, L.L.C.